UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 14, 2009

RAIT Financial Trust
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2929 Arch St., 17th Floor, Philadelphia, Pennsylvania		19104
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(215) 243-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On April 14, 2009, RAIT Financial Trust, or RAIT, entered into a Stipulation and Agreement of Settlement that provides for the settlement and dismissal of two putative shareholder derivative actions. The first derivative action is pending in the United States District Court for the Eastern District of Pennsylvania and is styled Sarver v. Cohen (Civil Action No. 2:07-cv-03420). The second derivative action is pending in the Court of Common Pleas for the County of Philadelphia, Pennsylvania and is styled Plank v. Cohen, No. 1288 February Term 2009. The allegations made in connection with, and prior developments related to, these derivative actions are described in Part I, Item 3-"Legal Proceedings" of RAIT’s annual report on Form 10-K for the fiscal year ended December 31, 2008, or the 2008 annual report. The settlement does not include the claims asserted in the putative consolidated shareholder class action securities lawsuit in the district court styled In re RAIT Financial Trust Securities Litigation (No. 2:07-cv-03148) or other direct claims of purchasers of RAIT securities. The allegations made in connection with, and prior developments related to, the securities lawsuit are described in Part I, Item 3-"Legal Proceedings" of the 2008 annual report.

The settlement, which remains subject to court approval, provides that, within two months of the settlement’s effective date and for five years thereafter, RAIT will adopt and implement certain corporate governance practices relating to board structure, trustee compensation, majority voting in the election of trustees, nomination procedures for trustees and the provision of a designated compliance officer under RAIT’s code of business conduct and ethics. RAIT believes it already complies with most of these corporate governance practices. The settlement further provides that RAIT will pay plaintiffs’ counsel up to a maximum of $400,000 for attorneys’ fees and costs, subject to court approval of those fees and costs and final approval of the settlement. RAIT and the other defendants make no admission of wrongdoing under the settlement and expressly deny each and every claim and allegation made against them in the derivative actions.

The foregoing description of the settlement does not purport to be complete and is qualified in its entirety by reference to the full text of the settlement filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Stipulation and Agreement of Settlement dated April 14, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

April 15, 2009	By:	/s/ Jack E. Salmon

Name: Jack E. Salmon
Title: Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Stipulation and Agreement of Settlement dated April 14, 2009.